UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2013 (October 11, 2013)

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

001-31940	25-1255406
(Commission File Number)	(IRS Employer Identification No.)

One F.N.B. Boulevard, Hermitage, PA	16148
(Address of Principal Executive Offices)	(Zip Code)

(724) 981-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 12, 2013, F.N.B. Corporation, the parent company of First National Bank of Pennsylvania, completed its previously announced acquisition of PVF Capital Corp., an Ohio corporation which is the parent company of Park View Federal Savings Bank. The acquisition was accomplished by merging PVF Capital Corp. with and into F.N.B., with F.N.B. continuing as the surviving corporation. Simultaneously, Park View Federal Savings Bank was merged with and into First National Bank of Pennsylvania, with First National Bank of Pennsylvania continuing as the surviving entity.

On October 15, 2013, F.N.B. issued a press release regarding the completion of its acquisition of PVF Capital Corp. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release of F.N.B. Corporation, dated October 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION

By:	/s/ James G. Orie
James G. Orie, Chief Legal Officer

Date: October 15, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of F.N.B. Corporation, dated October 15, 2013